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                                                                       EXHIBIT 1

                                  $85,000,000

                           PLATINUM TECHNOLOGY, INC.

               ___% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                               November ___,1996


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
HAMBRECHT & QUIST LLC
ROBERTSON STEPHENS & COMPANY LLC

  As representatives of the several
  underwriters named in Schedule I hereto

c/o Donaldson, Lufkin & Jenrette Securities Corporation
    140 Broadway
    New York, New York  10005


Dear Sirs:

          PLATINUM technology, inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell $85,000,000 principal amount of its ___% Convertible Subordinated Debentures Due 2001 (the "FIRM SECURITIES") to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Hambrecht & Quist LLC and Robertson Stephens & Company LLC (the "REPRESENTATIVES"), as representatives of the several underwriters named in Schedule I hereto (the "UNDERWRITERS"). The Company also proposes to sell to the Underwriters not more than $12,750,000 aggregate principal amount of additional ___% Convertible Subordinated Notes due 2001 of the Company (the "ADDITIONAL SECURITIES" and, together with the Firm Securities, the "SECURITIES"), if requested by the Underwriters as provided in Sections 2 and 4 hereof. The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of November __, 1996 (the "INDENTURE") between the Company and American National Bank and Trust Company, as Trustee (the "TRUSTEE"). Pursuant to

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which the Securities will be convertible at the option of the holders thereof, into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK").

          1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "ACT"), a registration statement on Form S-3 with respect to the Securities and the Common Stock issuable upon conversion thereof (No. 333-15421), including a prospectus relating to the Securities and such Common Stock, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, and all exhibits and other information incorporated therein by reference, is hereinafter referred to as the "REGISTRATION STATEMENT"; and the prospectus (including all information incorporated therein by reference) in the form first used to confirm sales of Securities is hereinafter referred as the "PROSPECTUS".

          2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto, at ____% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest thereon, if any, from November __, 1996 to the date of payment and delivery.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters, and the Underwriters shall have a right to purchase, severally and not jointly, up to all of the Additional Securities from the Company at the Purchase Price. Additional Securities may be purchased (in integral multiples of $1,000), from time to time, as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. Each Underwriter, severally and not jointly, agrees to purchase the principal amount of Additional Securities which bears the same proportion to the total principal amount of Additional Securities to be purchased as the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the total principal amount of Firm Securities.

          The Company hereby agrees, and concurrently with the execution of this Agreement, shall deliver an agreement executed by each of the Company's directors and executive officers, pursuant to which each such person agrees, not to, directly or indirectly, offer, sell, contract to sell, grant any warrant, right, or option to purchase or sell or otherwise dispose of (whether directly or synthetically),

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without the prior written consent of DLJ, any shares of Common Stock owned by such person or with respect to which such person has the power of disposition, or any securities convertible into or exercisable or exchangeable for, or warrants, options, or rights to purchase or acquire, Common Stock owned by such person or with respect to which such person has the power of disposition, or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any Common Stock, or enter into any agreement to do any of the foregoing or file a registration statement with respect to any of the foregoing (whether directly or synthetically) for a period of 90 days after the date of the Prospectus (the "Lock-Up Period"), except pursuant to this Agreement. Notwithstanding the foregoing, during the Lock-up Period (i) the Company may grant stock options pursuant to the Company's existing stock option plans (provided that any such options so granted shall not by their terms be exercisable during the Lock-Up Period) and (ii) the Company may issue shares of Common Stock upon the exercise of stock options outstanding on the date hereof.

          3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Securities shall be made at 10:00 A.M., New York City time, on the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (the "CLOSING DATE"), following the date of the initial public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Securities may be varied by agreement between you and the Company.

          Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters shall be made at such place as DLJ shall designate, from time to time, at 10:00 A.M., New York City time, on such date or dates (each, an "OPTION CLOSING DATE"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from DLJ to the Company of the Underwriters' determination to purchase a certain principal amount, specified in said notice, of Additional Securities. Such notice may be given at any time and from time to time not later than 30 days after the date of this Agreement, PROVIDED that no Option Closing Date shall be earlier than two business days nor later than ten business days after such notice. Any Option Closing Date and the location of delivery of and payment for any Additional Securities may be varied by agreement between you and the Company.

          Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or, if applicable, each Option Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or, if applicable, each Option Closing Date. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date or, if applicable, each Option Closing Date with any transfer


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taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer of federal (same-day) funds to the Company.

          5.   Agreements of the Company.  The Company agrees with you:

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, four (4) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when the Registration Statement becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised and had reasonable opportunity to review prior to filing or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus


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(and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (h) To mail and make generally available to its security holders as soon as reasonably practicable a consolidated earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i)  During the period of five years after the date of this Agreement,
(i) to mail as soon as reasonably practicable after the filing of each report of the Company on Form 10-K for each fiscal year to the record holders of its Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to file with the Commission within the time required after the end of each quarterly period (except for the last quarterly period of each fiscal year) a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period,


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together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i), to furnish to you as soon as practicable a copy of each report or other publicly available information of the Company mailed to the security holders of the Company or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (k) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the corporate financing division of the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Securities on The Nasdaq SmallCap Market, (vii) the performance by the Company of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and any shares of Common Stock issuable upon conversion of the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to the Underwriters, and (viii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold.

          (l) To use its best efforts to maintain the inclusion of the Securities on The Nasdaq SmallCap Market and the Common Stock obtainable upon conversion thereof on the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

          (m) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company

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substantially similar to the Securities (other than (i) the Securities and (ii)
commercial paper issued in the ordinary course of business), without your prior written consent.

          (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          (o) To timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act to effect the registration of the Securities pursuant thereto, and to file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of Securities.

          (p) During the period beginning on the date of this Agreement and continuing to and including the later of the Closing Date or the last Option Closing Date, if any, to occur, not to enter into any transactions which are material with respect to the Company and its subsidiaries, taken individually or as a whole, other than those undertaken in the ordinary course of business, and, except for regular dividends declared and paid consistently with past practices, not to declare, pay or make any dividend or distribution of any kind on any class of its capital stock.

          (q) Not voluntarily to claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

          6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when the Registration Statement became effective, at the date of the Prospectus (if different), at the Closing Date and at each Option Closing Date, did not and will not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or

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omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements with respect to price and discount and the last paragraph on the cover page of the Prospectus and the statements set forth in the ______ paragraph and the _______ and _______ sentence of the _______ paragraph under the caption "UNDERWRITING" in the Prospectus constitute the only written information furnished to the Company by or on behalf of any Underwriter through DLJ expressly for use in the Registration Statement, the preliminary prospectus, or the Prospectus (or any amendment or supplement to any of them) pertaining to any arrangement or agreement with respect to any party other than the Underwriters, and that the Underwriters shall not be deemed to have provided any other information.


          (c) The documents incorporated by reference into the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Exchange Act, and, when read together with other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (d) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (e) The Company and each of its material subsidiaries listed on Annex A (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and the Company and each of its domestic Material Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failures to be so qualified would not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company has the requisite power and authority to authorize the offering of the Securities, including the Common Stock issuable upon conversion thereof, to execute, deliver and perform this Agreement and to issue, sell and deliver the Securities, including the Common Stock issuable upon conversion thereof.

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          (f)  All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. All offers and sale of the outstanding Securities of capital stock of the Company were duly registered under the Act and all applicable state securities laws or were made pursuant to valid exemption from registration under the Act and all such other laws.

          (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor on the Closing Date and each Option Closing Date, if any, as provided by this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. All of the shares of Common Stock to be issued upon conversion of the Securities have been duly authorized and duly reserved for issuance and, upon issuance of such shares upon conversion of Securities in accordance with the terms of the Indenture, shall be validly issued, fully paid and nonassessable.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms.

          (i) The Indenture has been duly qualified under and conforms in all material respects with the Trust Indenture Act of 1939, as amended (the "TIA"), and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The Securities and the Common Stock each conform as to legal matters to the description thereof contained in the Prospectus.

          (k) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

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

          (l) The execution, delivery and performance of this Agreement, the Indenture and the Securities and compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

          (m) Except as otherwise set forth or incorporated by reference in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described incorporated or filed as required.

          (n) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in any such case would reasonably be expected to result in a material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT")

          (o) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries, taken as a whole.

          (p) The Company and each of its subsidiaries owns, possesses or reasonably expects to obtain in the ordinary course of business without giving rise to a Material Adverse Effect, adequate rights with respect to its use of, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including possesses all substances, trademarks, service marks, trade names and copyrights (collectively, "INTELLECTUAL PROPERTY") described or referred to in the Prospectus (or in the documents incorporated by reference therein) as owned or used by it, or which are necessary for the conduct of its business as described in the Prospectus, other than Intellectual Property the lack of which would not reasonably be expected to have a Material Adverse Effect, and no such rights as are material to the business and prospects of the Company and subsidiaries, taken as a whole, expire or are subject to termination at the election of another party without the Company's consent at a time or under circumstances which would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable ruling or filing, would reasonably be expected to have a Material Adverse Effect.

          (q) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

          (r) The Company and each of the Material Subsidiaries maintains reasonably adequate insurance.

          (s) KPMG Peat Marwick LLP are independent public accountants with respect to the Company as required by the Act.

          (t) The financial statements, together with related schedules and notes, included in or incorporated by reference into and forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared in good faith on the basis of the assumptions described in the Registration Statement and such assumptions are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (u) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company in the Registration Statement.

          (w) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (x) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement or in the documents incorporated by reference therein.

          (y)  The Company has filed a registration statement pursuant to
Section 12(g) of the Exchange Act, to register the Securities, has filed an application to list the Securities on the Nasdaq SmallCap Market, and has received notification that the listing has been approved, subject to notice of issuance of the Securities.

          (z) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume and diligently maintain the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person, and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof, mutatis mutandis.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

          8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date and, as applicable, each Option Closing Date:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and the Closing Date and each Option Closing Date, if applicable, with the same force and effect as if made on and as of the Closing Date. The Company shall have performed or complied with all obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date and such Option Closing Date, if applicable.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date and each Option Closing Date, if applicable, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if applicable, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (d)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Andrew J. Filipowski and Michael P. Cullinane, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs (a), (b),
(c) and (d) of this Section 8.

          (e) You shall have received on the Closing Date and each Option Closing Date, if applicable, an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Katten, Muchin & Zavis, counsel for the Company, to the effect that:

               (i) the Company and each of its subsidiaries has been duly incorporated, is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties as described in the Prospectus;

               (ii) the Company has the requisite power and authority to execute, deliver and perform this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement (and the underlying Common Stock, as contemplated by the Indenture);

               (iii) the Company and each of its Material Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction listed opposite its name in Annex A;

               (iv) the shares of Common Stock, par value $0.01 per share, initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities, are free of preemptive rights and, when issued upon conversion of the Securities in accordance with the terms of this Indenture, will be validly issued, fully paid and non-assessable;

               (v) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's Material Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

               (vi) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

               (viii) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (ix) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and 430A under the Act;

               (x) the statements under the captions "_______________", "_______________", "_______________", "_______________", "_______________",
"_______________", "DESCRIPTION OF SECURITIES" and "UNDERWRITING" in the Prospectus, as amended or supplemented, and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

               (xi) the statements set forth in the Prospectus under the heading "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS," insofar as such statements constitute a summary of legal matters, are accurate in all material respects;

               (xii) the execution, delivery and performance of this Agreement, the Indenture and the Securities and compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound, or violate or conflict with any rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

               (xiii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus or the documents incorporated by reference therein and is not so described, or of any contract or other document which is required to be described or incorporated in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or incorporated or filed as required;

          (xiv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (xv) the Registration Statement (including any Registration Statement filed under 462(b) of the Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act.

     Such counsel shall also confirm that it has no reason to believe that (except for financial statements, as aforesaid and except for that part of the

Registration Statement that constitutes the Form T-1) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          In giving such confirmation with respect to the matters covered by the preceding paragraph, such counsel may state that their confirmation and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Katten, Muchin & Zavis described in paragraph (e) above shall be rendered to you at the request of the Company and shall so state therein.

          (f) You shall have received on the Closing Date and each Option Closing Date, if applicable, an opinion, dated the Closing Date, of Sachnoff & Weaver, Ltd., counsel for the Underwriters, as to the matters referred to in clauses (vi), (vii), (viii), (x) (but only with respect to the statements under the caption "Description of Securities" and "Underwriting") and (xx) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by clause (xvii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by KPMG Peat Marwick LLP, on the date of this Agreement.

          (h) The Company shall not have failed at or prior to the Closing Date (or any Option Closing Date, if applicable) to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date or any Option Closing Date, if applicable.

          9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any of its subsidiaries,
(v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate number of Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Schedule I bears to the total number of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If on the Closing Date or any Option Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or such Option Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to PLATINUM technology, inc., 1815 South Meyers Road, Oakbrook Terrace, Illinois 60181,
Attn: General Counsel, and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES) OF THE STATE OF NEW YORK.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,

                              PLATINUM technology, inc.


                              By______________________________
                                Title:


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
HAMBRECHT & QUIST, LLC
ROBERTSON, STEPHENS & COMPANY

Acting severally on behalf of
 themselves and the several
 Underwriters named in
 Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


 By__________________________

                                   SCHEDULE I
                                   ----------




                                                    Principal Amount of
   Underwriters                                     Securities to be Purchased
   ------------                                     --------------------------
Donaldson, Lufkin & Jenrette                        $
 Securities Corporation

Hambrecht & Quist, LLC

Robertson Stephens & Company



                                                     ______________________

                                              Total  $
                                                      =====================